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                                                                   EXHIBIT 10(Q)


                              FOURTH AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 15/th/ day of September, 1999, by and among PLAINS RESOURCES INC., a Delaware corporation (the "Company"), FIRST UNION NATIONAL BANK (assignee of ING (U.S.) Capital LLC, successor in interest to ING (U.S.) Capital Corporation), as Agent ("Agent"), and the Lenders under the Original Agreement (as defined herein).

                              W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 22, 1998, as amended by a First Amendment to Fourth Amended and Restated Credit Agreement dated November 17, 1998, a Second Amendment to Fourth Amended and Restated Credit Agreement dated March 15, 1999 and a Third Amendment to Fourth Amended and Restated Credit Agreement dated June 21, 1999 (as amended, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this Fourth Amendment to Fourth Amended and Restated Credit Agreement.

          "Amendment Documents" means this Amendment.

          "Credit Agreement" means the Original Agreement as amended hereby.

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                           ARTICLE II. -- Amendments

     (S) 2.1. Definitions. The definitions of "Senior Subordinated Indenture" and "Senior Subordinated Notes" set forth in Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:

          "Senior Subordinated Indenture" shall mean (i) that certain Indenture dated as of March 15, 1996 among the Company, "Subsidiary Guarantors" (as defined therein) and Chase Bank of Texas, National Association (f/k/a Texas Commerce Bank National Association), as Trustee, (ii) that certain Indenture dated as of July 21, 1997 among the Company, "Subsidiary Guarantors" (as defined therein) and Chase Bank of Texas, National Association (f/k/a Texas Commerce Bank National Association), as Trustee, and (iii) that certain Indenture dated as of September 15, 1999 among the Company, "Subsidiary Guarantors" (as defined therein) and Chase Bank of Texas, National Association, as Trustee, in each case as amended or modified from time to time in compliance with Section 8.23

          "Senior Subordinated Notes" shall mean (i) the 10 1/4% senior subordinated notes due 2006 in the aggregate principal amount of $150,000,000 issued by the Company pursuant to the Senior Subordinated Indenture dated as of March 15, 1996, (ii) the 10 1/4% senior subordinated notes due 2006 in the aggregate principal amount of $50,000,000 issued by the Company pursuant to the Senior Subordinated Indenture dated as of July 21, 1997, and (iii) the 10 1/4% senior subordinated notes due 2006 in the aggregate principal amount of $75,000,000 to be dated on or about September 22, 1999 issued by the Company pursuant to the Senior Subordinated Indenture dated as of September 15, 1999.

     (S) 2.2. Subordinated Indebtedness. Section 8.14(b) of the Original Agreement are hereby amended in its entirety to read as follows:

          (b) The Company may offer to purchase and redeem Senior Subordinated Notes in the amount and under the circumstances described in Section 4.12(iii)(c) of the Senior Subordinated Indenture dated as of March 15, 1996, Section 4.12(iv) of the Senior Subordinated Indenture dated as of July 21, 1997, and Section 4.12(iv) of the Senior Subordinated Indenture dated as of September 15, 1999, provided that: (i) the Company shall have given Agent and each Lender written notice of its intent to so purchase and redeem (collectively "redeem") the Senior Subordinated Notes at least 25 days prior to the date (the "Net Proceeds Payment Date") that it will become obligated to so redeem such Senior Subordinated Notes pursuant to such Section 4.12(iii)(c), Section 4.12(iv) or Section 4.12(iv), as appropriate, such notice to specify the Net Proceeds Payment Date and, based upon the proceeds available for such redemption, the maximum amount of Senior Subordinated Notes that may be so redeemed, (ii) the Company shall have provided to Agent and each Lender such information as Agent shall have reasonably requested with regard to such redemption, (iii) no Default or Event of Default shall have occurred and be continuing at the time of any such redemption, and (iv) if elected by Majority Lenders, by written notice to the Company during the 25 day period after such notice is given, a new Borrowing Base shall have been determined by Majority Lenders in

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     the manner specified by Section 2.08 hereof and the outstanding aggregate principal balance of the Notes shall not exceed such Adjusted Borrowing Base as so redetermined.

     (S) 2.3. Waiver and Consent - Issuance of Senior Subordinated Notes. The Company proposes to issue its Senior Subordinated Notes due 2006 (as more particularly described in clause (iii) of the definition of "Senior Subordinated Notes") in the aggregate principal amount of $75,000,000, as set forth in an Offering Circular relating thereto substantially in the form previously furnished to Agent and Lenders, which are to be guaranteed by Subsidiary Guarantors. The Company intends to use the proceeds of such Senior Subordinated Notes to prepay the Loans. Lenders hereby consent to, and waive any Default or Event of Default occurring as a result of, the issuance of such new Senior Subordinated Notes and the guarantee of such new Senior Subordinated Notes by Subsidiary Guarantors; provided the subordination provisions of the Senior Subordinated Indenture dated as of September 15, 1999 pursuant to which such new Senior Subordinated Notes are to be issued and the guaranties of such new Senior Subordinated Notes by Subsidiary Guarantors are to be made shall be identical in all material respects to those provisions set forth in Articles Ten, Eleven and Twelve of the Senior Subordinated Indenture dated as of March 15, 1996 and the Senior Subordinated Indenture dated as of July 21, 1997.

     (S) 2.4. Waiver and Consent - Prepayment of Eurodollar Loans. The Company proposes to use the proceeds of the new Senior Subordinated Notes to prepay the Loans, which may include Eurodollar Loans. Such proposed prepayment may violate
Section 2.07(a)(ii) of the Credit Agreement, which permits the prepayment of a Eurodollar Loan only on the last day of an Interest Period for such Eurodollar Loan. Lenders hereby consent to, and waive any Default or Event of Default under Section 2.07 of the Credit Agreement occurring as a result of, the prepayment of such Loans; provided the Company shall, pursuant to Section 5.05 of the Credit Agreement, promptly pay to each Lender any breakage costs associated with the prepayment of any Eurodollar Loans.

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and Majority Lenders, and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

          (A) Officer's Certificate. A certificate of a duly authorized officer of the Company to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof.

          (B) Supporting Documents. Such supporting documents as Agent may reasonably request.

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                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of the Company. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, subject to the amendment of certain of the Schedules to the Credit Agreement as attached hereto. No Default has occurred and is continuing.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

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                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2. Ratification of Security Documents. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4. Basic Documents. This Amendment and each of the other Amendment Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     (S) 5.5. GOVERNING LAW. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6. Counterparts. This Amendment and each of the other Amendment Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAINS RESOURCES INC.

                              By:   /s/ Michael R. Patterson
                                 -----------------------------------------------
                                 Name: Michael R. Patterson
                                 Title:   Vice President


                              FIRST UNION NATIONAL BANK,
                              as Agent, LC Issuer and a Lender

                              By:   /s/ Paul N. Riddle
                                 -----------------------------------------------
                                 Name: Paul N. Riddle
                                 Title:   Senior Vice President

                              BANKBOSTON, N.A., Lender

                              By:   /s/ Terrence Ronan
                                 -----------------------------------------------
                                 Terrence Ronan, Vice President

                              DEN NORSKE BANK ASA, Lender

                              By:   /s/ Byron L. Cooley
                                 -----------------------------------------------
                                 Name: Byron L. Cooley
                                 Title:   Senior Vice President

                              By:   /s/ Charles E. Hall
                                 -----------------------------------------------
                                 Name: Charles E. Hall
                                 Title:   Senior Vice President


                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION, Lender

                              By:   /s/ Ann Rhoads
                                 -----------------------------------------------
                                 Name: Ann Rhoads
                                 Title:   Vice President

                              CHASE BANK OF TEXAS, N.A., Lender

                              By:   /s/ Russell A. Johnson
                                 -----------------------------------------------
                                 Name: Russell A. Johnson
                                 Title:   Vice President

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                              COMERICA BANK-TEXAS, Lender

                              By:   /s/ Daniel G. Steele
                                 -----------------------------------------------
                                 Name: Daniel G. Steele
                                 Title:   Senior Vice President


                              MEESPIERSON CAPITAL CORP., Lender

                              By:   /s/ Darrell W. Holley
                                 -----------------------------------------------
                                 Name: Darrell W. Holley
                                 Title:   Senior Vice President

                              By:   /s/ Karel Louman
                                 -----------------------------------------------
                                 Name: Karel Louman
                                 Title:   Managing Director

                              BANK OF SCOTLAND, Lender

                              By:   /s/ Annie Glynn
                                 -----------------------------------------------
                                 Name: Annie Glynn
                                 Title:   Senior Vice President


                              U.S. BANK NATIONAL ASSOCIATION, Lender

                              By:   /s/ Monte E. Deckerd
                                 -----------------------------------------------
                                 Name: Monte E. Deckerd
                                 Title:   Vice President


                              HIBERNIA NATIONAL BANK

                              By:   /s/
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

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                             CONSENT AND AGREEMENT

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated May 22, 1998 made by it for the benefit of Agent and Lenders, and
(iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         PLAINS RESOURCES INTERNATIONAL INC.
                         STOCKER RESOURCES, INC.
                         CALUMET FLORIDA, INC.
                         PLAINS ILLINOIS INC.


                         By:   /s/ Michael R. Patterson
                            -----------------------------------------------
                            Name: Michael R. Patterson
                            Title:   Vice President


                         STOCKER RESOURCES, L.P.

                         By:  Stocker Resources, Inc.,
                               its General Partner


                              By:   /s/ Michael R. Patterson
                                 -----------------------------------------------
                                 Name: Michael R. Patterson
                                 Title:   Vice President

                                       8
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     The undersigned Subsidiary Guarantor hereby consents to the provisions of this Agreement and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty dated July 1, 1999 made by it for the benefit of Agent and Lenders, and (iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         ARGUELLO, INC.


                         By:   /s/ Michael R. Patterson
                            -----------------------------------------------
                              Name: Michael R. Patterson
                              Title:   Vice President

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